UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2017

SUMMER ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Bering Drive, Suite 260
Houston, Texas 77057
(Address of principal executive offices)

(713) 375-2790
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement of Jaleea P. George

Effective as of January 1, 2017, Summer Energy Holdings, Inc. (the "Company") entered into a new employment agreement (the "George Agreement") with Jaleea P. George to serve as Secretary, Treasurer and Chief Financial Officer ("CFO") of the Company.  Ms. George will continue to report to the Company's Board of Directors (the "Board") and will have duties and responsibilities assigned by the Board.  Ms. George was originally appointed to the position of Secretary, Treasurer and CFO in March, 2012.  The George Agreement is effective as of January 1, 2017, has a term of two (2) years, and provides for an annual base salary of $175,000 for the calendar year of 2017, which will be increased to $185,000 for the calendar year 2018.  Ms. George will also receive the customary employee benefits paid by the Company.  Ms. George was granted an option to purchase 85,000 shares of the Company's common stock on or about January 1, 2017 with a strike price of $2.50 per share, which option will vest five (5) years from the date of the grant so long as Ms. George is employed by the Company, and will be granted a second option to purchase 85,000 shares of the Company's common stock on or about January 1, 2018 with a strike price which is the greater of (i) the fair market value of a share of the Company's common stock on the date of grant or (ii) $2.50 per share, which option will vest five (5) years from the date of the grant so long as Ms. George is employed by the Company.  Ms. George will also be eligible to receive additional fully-vested options to purchase common stock of the Company upon reaching certain milestones related to the performance of the Company, with a strike price which is the greater of (i) the fair market value of a share of the Company's common stock on the date of grant or (ii) $2.50 per share.  Additional options may be granted to Ms. George by the Company for the calendar year 2018 based on metrics determined by the Board on or before January 1, 2018.

The Company may terminate Ms. George's employment under the George Agreement without cause at any time on thirty days' advance written notice, at which time Ms. George would receive severance pay for six (6) months.

Employment Agreement of Neil M. Leibman

Effective as of January 1, 2017, the Company entered into a new employment agreement (the "Leibman Agreement") with Neil M. Leibman to serve as Chief Executive Officer ("CEO") of the Company.  Mr. Leibman will continue to report to the Company's Board and will have duties and responsibilities assigned by the Board.  Mr. Leibman was originally appointed to the position of President and CEO in January, 2013 and resigned as President in February 2014.  The Leibman Agreement is effective as of January 1, 2017, has a term of two (2) years, and provides for an annual base salary of $185,000 for the calendar year of 2017, which will be increased to $200,000 for the calendar year 2018.  Mr. Leibman will also receive the customary employee benefits paid by the Company.  Mr. Leibman will also be eligible to receive additional fully-vested options to purchase common stock of the Company upon reaching certain milestones related to the performance of the Company, with a strike price which is the greater of (i) the fair market value of a share of the Company's common stock on the date of grant or (ii) $2.50 per share.  Additional options may be granted to Mr. Leibman by the Company for the calendar year 2018 based on metrics determined by the Board on or before January 1, 2018.

The Company may terminate Mr. Leibman's employment under the Leibman Agreement without cause at any time on thirty days' advance written notice, at which time Mr. Leibman would receive severance pay for six (6) months.

Employment Agreement of Angela Hanley

Effective as of January 1, 2017, the Company entered into a new employment agreement (the "Hanley Agreement") with Angela Hanley to serve as President ("President") of the Company.  Ms. Hanley will continue to report to the Board and will have duties and responsibilities assigned by the Board.  Ms. Hanley was originally appointed to the position of President in February, 2014.  The Hanley Agreement is effective as of January 1, 2017, has a term of two (2) years, and provides for an annual base salary of $190,000 for the calendar year of 2017, which will be increased to $220,000 for the calendar year 2018.  Ms. Hanley will also receive the customary employee benefits paid by the Company.  Ms. Hanley was granted an option to purchase 150,000 shares of the Company's common stock on or about January 1, 2017 with a strike price of $2.50 per share, which option will vest five (5) years from the date of the grant so long as Ms. Hanley is employed by the Company, and will be granted a second option to purchase 150,000 shares of the Company's common stock on or about January 1, 2018 with a strike price which is the greater of (i) the fair market value of a share of the Company's common stock on the date of grant or (ii) $2.50 per share, which option will vest five (5) years from the date of the grant so long as Ms. Hanley is employed by the Company.  Ms. Hanley will also be eligible to receive additional fully-vested options to purchase common stock of the Company upon reaching certain milestones related to the performance of the Company, with a strike price which is the greater of (i) the fair market value of a share of the Company's common stock on the date of grant or (ii) $2.50 per share.  Additional options may be granted to Ms. Hanley by the Company for the calendar year 2018 based on metrics determined by the Board on or before January 1, 2018.

The Company may terminate Ms. Hanley's employment under the Hanley Agreement without cause at any time on thirty days' advance written notice, at which time Ms. Hanley would receive severance pay for twelve (12) months.
The foregoing summary of the terms of the George Agreement, the Leibman Agreement, and the Hanley Agreement are qualified in their entirety to the actual terms of the employment agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits
Exhibit No.                    Exhibit
10.1 Jaleea P. George Employment Agreement
10.2 Neil M. Leibman Employment Agreement
10.3 Angela Hanley Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2017

SUMMER ENERGY HOLDINGS, INC.

         By:  /s/ Jaleea P. George
         Jaleea P. George
        Chief Financial Officer